                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                                 MODACAD, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                                 MODACAD, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 10, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of ModaCAD, Inc., a California corporation (the "Company"), will be held on June 10, 1997, at 2:00 p.m., Pacific Standard Time, at 1954 Cotner Avenue, Los Angeles, California 90025, for the following purposes, each as more fully described in the attached Proxy Statement:

          1. To elect six directors. The names of the nominees intended to be presented for election are: Joyce Freedman, Lee Freedman, Maurizio Vecchione, Andrea Vecchione, F. Stephen Wyle and Peter Frank.

          2. To approve an amendment to the 1995 Stock Option Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the 1995 Stock Option Plan by 450,000 shares to 750,000 shares.

          3. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors of the Company for the fiscal year ending December 31, 1997.

          4. To transact other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Only record holders of Common Stock at the close of business on April 11, 1997, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

                                          By Order of the Board of Directors

                                          JOYCE FREEDMAN
                                          President

Los Angeles, California
April 29, 1997

                                 MODACAD, INC.

                              PROXY STATEMENT FOR
                      1997 ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited by and on behalf of the Board of Directors of ModaCAD, Inc., a California corporation ("ModaCAD" or the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, June 10, 1997, at 2:00 p.m., Pacific Standard Time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company, at 1954 Cotner Avenue, Los Angeles, California 90025.

     These proxy solicitation materials were first mailed on or about April 29, 1997 to all shareholders entitled to vote at the Annual Meeting.

     Only shareholders of record at the close of business on April 11, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 3,918,290 shares of Common Stock were issued and outstanding.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

     On all matters, each share of Common Stock has one vote. The affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the approval of matters submitted to the shareholders for a vote. Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." Broker non-votes are counted as shares that are present and entitled to vote for purposes of determining a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for purposes of determining the presence of a quorum but will not be treated as present and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

     The Company's Bylaws provide that a shareholder may cumulate such shareholder's votes for nominated directors if such shareholder gives notice, at the meeting prior to the voting, of such shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. No such notice has been given, thus there will be no cumulative voting for directors at the Annual Meeting.

     The costs of this solicitation will be borne by the Company. Although there are no formal agreements to do so, the Company may reimburse brokerage houses or other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company's directors, officers and regular employees, without additional compensation.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the next annual meeting of shareholders of the Company to be held after the Annual Meeting must be received by the Company no later than December 31, 1997 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company be certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for June 10, 1997.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     A board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the six nominees named below, all of whom are currently directors of the Company. It is not expected that any nominee will be unable or will decline to serve as a director. If, however, any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and not for a greater number of persons than the number of nominees listed below. The term of office of each person elected as a director at the Annual Meeting will continue until the next annual meeting of shareholders and such time as his or her successor is duly elected and qualified or until his or her earlier resignation, removal or death.

     The names of the nominees, who constitute all of the current directors, and certain information about them, are set forth below:

               NAME                  AGE                    POSITIONS
-----------------------------------  ---   --------------------------------------------
Joyce Freedman.....................  62    Chairman of the Board and President
Maurizio Vecchione.................  35    Executive Vice President and Director
Lee Freedman.......................  73    Vice President, Finance, Chief Financial
                                           Officer and Director
Andrea Vecchione...................  40    Secretary and Director
F. Stephen Wyle....................  53    Director
Peter Frank........................  71    Director

     Joyce Freedman is a founder of the Company and has served as its President and as a director since its incorporation in February 1988. Ms. Freedman has also served in the capacity of Chairman of the Board of the Company since its incorporation, a position to which she was formally elected in January 1996. From January 1986 to February 1988, Ms. Freedman was the Chief Executive Officer of Compu-Arch, a sole proprietorship in which she authored and marketed computer software for architects, interior designers and engineers. Ms. Freedman holds a Master of Architecture degree from the Southern California Institute of Architecture and engaged in private practice as an architect from December 1984 to January 1986. Ms. Freedman is the wife of Lee Freedman.

     Maurizio Vecchione is a founder of the Company and has served as its Executive Vice President and as a director since its incorporation. From March 1982 to February 1988, Mr. Vecchione held various executive, technical and marketing positions with CAECO Inc. (subsequently acquired by Mentor Graphics), a large CAD/CAM software developer, Tektronix Corporation, a Fortune 500 computer graphics systems and instrumentation manufacturer, Photomatrix Engineering, Inc., an imaging and computer graphics software developer, and Proprietary Software Systems Inc., an imaging software developer and subsidiary of General Dynamics, a defense contractor. Prior to entering industry, Mr. Vecchione performed computer science research for a variety of scientific institutions, including the NASA Space Science Laboratory. Mr. Vecchione is the husband of Andrea Vecchione.

     Lee Freedman has served as the Company's Vice President, Finance and as a director since its incorporation. From 1983 to 1988, Mr. Freedman was engaged in private practice as a business consultant. From 1957 to 1983, he was employed by HRT Industries Inc., then a New York Stock Exchange listed company, which operated a chain of discount department and retail specialty stores, and held the position of Executive Vice President for most of that time. Mr. Freedman is the husband of Joyce Freedman.

     Andrea Vecchione has served as the Company's Secretary and as a director since its incorporation. Since 1991, she has served as Executive Vice President and Treasurer and a director of Synthetic/A/Ltd., a small multimedia software developer which she and her husband, Maurizio Vecchione, own.

     F. Stephen Wyle became a director of the Company in January 1996. Since December 1994, Mr. Wyle has been Chairman and Chief Executive Officer of Wyle Laboratories, a diversified engineering and testing company serving aerospace, nuclear power and commercial markets. From February 1991 through December 1994, Mr. Wyle was an independent consultant providing strategic marketing and financing assistance to early-stage, technology-based companies. From October 1988 to February 1991, Mr. Wyle was the President of Trancel Corporation (formerly Cell Biotech, Inc.) which was engaged in the development of a long-term treatment for Type I diabetes.

     Peter Frank became a director of the Company in November 1996. Since 1965, Mr. Frank has been president of Los Angeles-based Managing Directors, Ltd., which he founded as an independent investment banking firm specializing in the funding of small cap companies as well as mergers and acquisitions. Mr. Frank also founded in 1993 and is currently president of Baltic Treasures, Ltd. (operating as Bamburi), a United States manufacturer and importer of antique furniture from Latvia and Western Russia which is sold to United States retail stores.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held a total of seven meetings and acted by unanimous written consent once during 1996.

     The Compensation Committee, appointed in May 1996, is comprised of Joyce Freedman and F. Stephen Wyle. William B. McKee was a member of the Compensation Committee from his appointment in May 1996 until his resignation as a director of the Company in November 1996. The Compensation Committee was granted the powers and authority of the Board of Directors in the fixing of compensation of officers and employees of the Company, including, without limitation, the grant of stock options and other derivative securities as compensation, and such other powers as the Board of Directors may from time to time delegate to the Compensation Committee. The Compensation Committee met once in 1996.

     The Company does not have an audit committee or a nominating committee or any committees performing the functions thereof.

EXECUTIVE OFFICERS

     The executive officers of the Company, and certain information about them, are as follows:

         NAME           AGE                         POSITIONS
----------------------  ---   ------------------------------------------------------
Joyce Freedman........  62    Chairman of the Board and President
Maurizio Vecchione....  35    Executive Vice President and Director
Lee Freedman..........  73    Vice President, Finance, Chief Financial Officer and
                              Director
Linda Freedman........  38    Vice President, Marketing
Steven Gentry.........  37    Director of Research and Development

     Officers are appointed by and serve at the discretion of the Board of Directors. All officers were appointed for terms ending upon their deaths, resignations, removal or appointment and qualification of a successor. For information concerning Joyce Freedman, Maurizio Vecchione and Lee Freedman, see "Proposal One -- Election of Directors" above.

     Linda Freedman has served in the capacity of Vice President, Marketing of the Company since October 1988, a position to which she was formally elected in January 1996. From February 1984 to September 1988 she served as Advertising Director for Baker Communications, Inc., which publishes Beverly Hills 213, a Beverly Hills-based newspaper. Linda Freedman is the daughter of Joyce and Lee Freedman.

     Steven Gentry joined the Company in June 1992 as a Senior Product Manager and in March 1995 became the Company's Director of Engineering and in April 1997 became the Company's Director of Research and Development. From June 1989 to June 1992, Mr. Gentry was self-employed, using the trade name Segtec, and engaged in the development of software for the consumer entertainment market.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has employment agreements with certain executive officers. See "Executive Compensation -- Employment Contracts" below.

     Prior to the Company's initial public offering in March 1996, the Company's principal sources of capital were cash flow from its operations and cash loans provided by two of its officers who are the majority shareholders of the Company, Joyce Freedman and Lee Freedman (the "Freedmans"), on an as-needed basis in support of the Company's development programs. In March 1996, the loans, with aggregate principal amount of $3,073,713 and accrued interest of $1,471,462, were converted into 900,000 shares of the Company's Common Stock pursuant to an agreement between the Freedmans and the Company in connection with the Company's initial public offering.

     In March 1996, the Freedmans exercised their warrant to purchase 236,955 shares of the Company's Common Stock for $9,125.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors and officers and persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC"). The specific due dates for these reports have been established by the SEC, and the Company is required to report in this Proxy Statement any failure to file by the established dates. To the knowledge of the Company and based solely on a review of the Section 16(a) reports furnished to the Company during 1996: (i) current directors Joyce Freedman, Lee Freedman, Maurizio Vecchione, Andrea Vecchione, Peter Frank and F. Stephen Wyle; current officer Linda Freedman; former director Bruce Pernick; and former principal shareholders Monarch Knitting Machinery Corp. and Monarch Knitting Machinery (U.K.) Ltd., were each late in filing their Form 3 and (ii) former principal shareholders Monarch Knitting Machinery Corp. and Monarch Knitting Machinery (U.K.) Ltd. were each delinquent in filing one Form 4 relating to their disposition in March 1996 of all of their shares of Common Stock of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 1997 by: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the executive officers named in the Summary Compensation Table on page 9; and (iv) the current directors and officers of the Company as a group:

                  NAME AND ADDRESS OF                 AMOUNT AND NATURE OF
                    BENEFICIAL OWNER                  BENEFICIAL OWNER(1)      PERCENT OF CLASS(2)
    ------------------------------------------------  --------------------     -------------------
    Joyce Freedman..................................        1,628,747(3)               41.8%
    11823 Bellagio Road
    Los Angeles, California 90049
    Lee Freedman....................................        1,276,907(4)               32.8%
    11823 Bellagio Road
    Los Angeles, California 90049
    Maurizio and Andrea Vecchione...................          467,619                    12%
    17971 Rancho Street
    Encino, California 91316
    Linda Freedman..................................           10,789(5)                  *
    11687 Bellagio Road, No. 7
    Los Angeles, California 90049
    Steve Gentry....................................          123,894(6)                3.1%
    7938 Northgate Avenue
    Canoga Park, California 91304
    F. Stephen Wyle.................................            2,000(7)                  *
    128 Maryland Street
    El Segundo, CA 90245
    Peter Frank.....................................                0                     0%
    9903 Santa Monica Blvd., Suite 327
    Beverly Hills, California 90210
    All current directors and officers as a group (8
      persons)......................................        2,373,001                  59.1%

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 *   Less than one percent.

(1) Except to the extent the shares owned are subject to community property laws or as otherwise indicated, beneficial ownership represents sole voting and sole investment power with respect to the Company's common stock.

(2) Based on 3,893,290 total shares outstanding as of March 31, 1997. In addition, shares that a person is deemed to beneficially own by reason of having the right to acquire within 60 days are also deemed to be outstanding for the purpose of computing the percentage of such person's beneficial ownership.

(3) Includes 491,792 shares held by Ms. Freedman as her separate property and with respect to which she does not share voting or investment power with her husband, Lee Freedman, and 1,136,955 shares held by Ms. Freedman and her husband, Lee Freedman, as to which shares they share voting and investment power.

(4) Includes 139,952 shares held by Mr. Freedman as his separate property and with respect to which he does not share voting or investment power with his wife, Joyce Freedman, and 1,136,955 shares held by Mr. Freedman and his wife, Joyce Freedman, as to which shares they share voting and investment power.

(5) Includes 3,000 shares which may be purchased within 60 days after March 31, 1997 pursuant to outstanding stock options.

(6) Includes 120,000 shares which may be purchased within 60 days after March 31, 1997 pursuant to outstanding stock options.

(7) Represents 2,000 shares which may be purchased within 60 days after March 31, 1997 pursuant to outstanding warrants.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation paid to the Company's chief executive officer and other executive officers whose compensation exceeded $100,000 in 1996.

                                                                                   LONG-TERM
                                                                              COMPENSATION AWARDS
                                                    ANNUAL COMPENSATION      ---------------------
            NAME AND PRINCIPAL          FISCAL      --------------------          SECURITIES
                 POSITION               YEAR(1)     SALARY($)    BONUS($)    UNDERLYING OPTIONS(#)
    ----------------------------------  -------     --------     -------     ---------------------
    Joyce Freedman....................    1996      $150,000     $36,619                   0
    Chairman of the Board
    President
    Maurizio Vecchione................    1996      $150,000     $36,619                   0
    Executive Vice President
    Director
    Lee Freedman......................    1996      $129,800     $     0                   0
    Vice President, Finance
    Chief Financial Officer
    Director
    Linda Freedman....................    1996      $136,794     $24,710                   0
    Vice President, Marketing
    Steven Gentry.....................    1996      $110,303     $     0             180,000(2)
    Director of Engineering

---------------
(1) The Company has not reported compensation for fiscal years 1994 and 1995 because the Company was not a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 prior to March 1996.

(2) Mr. Gentry was granted stock options to purchase 180,000 shares of Common Stock of the Company in January 1996, which stock options vest and are exercisable cumulatively in five equal installments of 36,000 shares on each of January 1, 1997, January 1, 1998, January 1, 1999, January 1, 2000 and January 1, 2001 as long as Mr. Gentry remains an employee of the Company. The options, however, are subject to accelerated vesting upon Mr. Gentry's timely accomplishment of certain milestones in the performance of his employment duties. As of March 31, 1996, options to purchase 120,000 shares of Common Stock had vested. It is currently unknown when the remaining options will vest, depending on whether the final milestone is satisfied. See Option/SAR Grant Table below for the option expiration dates.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning option grants during fiscal year 1996 to each of the executive officers named in the Summary Compensation Table who received stock option grants in 1996. The Company has not granted any stock appreciation rights (SARs).

                                                         INDIVIDUAL GRANTS
                  -----------------------------------------------------------------------------------------------
                        NUMBER OF                 PERCENT OF TOTAL
                  SECURITIES UNDERLYING        OPTIONS/SARS GRANTED TO         EXERCISE OR
NAME              OPTION/SARS GRANTED(#)     EMPLOYEES IN FISCAL YEAR(1)     BASE PRICE($/SH)     EXPIRATION DATE
----------------  ----------------------     ---------------------------     ----------------     ---------------
Steven Gentry             60,000                         29.4%                    $ 5.00              3/31/01
                          60,000                         29.4%                    $ 5.00              3/27/02
                          60,000                         29.4%                    $ 5.00              unknown(2)

---------------
(1) The Company granted options to purchase an aggregate of 204,000 shares to employees in 1996.

(2) Mr. Gentry was granted stock options to purchase 180,000 shares of Common Stock of the Company in January 1996, which stock options vest and are exercisable cumulatively in five equal installments of 36,000 shares on each of January 1, 1997, January 1, 1998, January 1, 1999, January 1, 2000 and

    January 1, 2001 as long as Mr. Gentry remains an employee of the Company. The options, however, are subject to accelerated vesting upon Mr. Gentry's timely accomplishment of certain milestones in the performance of his employment duties. As of March 31, 1996, options to purchase 120,000 shares of Common Stock had vested. It is currently unknown when the remaining options will vest, depending on whether the final milestone is satisfied.

OPTION EXERCISES AND YEAR END VALUE TABLE

     The following table sets forth information concerning option exercises during the last fiscal year by the executive officers named in the Summary Compensation Table and the value of options held by such officers as of December 31, 1996. None of the executive officers named in the Summary Compensation Table exercised options during 1996.

                                               NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                              UNDERLYING OPTIONS/SARS        IN-THE-MONEY OPTIONS/SARS
                                               AT DECEMBER 31, 1996            AT DECEMBER 31, 1996
                                           -----------------------------   -----------------------------
    NAME                                   EXERCISABLE     UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
    -------------------------------------  -----------     -------------   -----------     -------------
    Joyce Freedman.......................          0                0             --               --
    Maurizio Vecchione...................          0                0             --               --
    Lee Freedman.........................          0                0             --               --
    Linda Freeman........................          0                0             --               --
    Steven Gentry........................     60,000          120,000        $37,500(1)       $75,000(1)

---------------
(1) Dollar value is based on the market value of the Company's Common Stock of $5.625 per share at December 31, 1996 minus the exercise price.

COMPENSATION OF DIRECTORS

     Only two non-employee members of the Board of Directors, F. Stephen Wyle and Peter Frank, received compensation from the Company. On May 8, 1996, the Company granted F. Stephen Wyle a five-year warrant to purchase 2,000 shares of Common Stock of the Company at the price of $4.25 per share. Mr. Frank received $5,000 in cash for his service on the board during 1996.

EMPLOYMENT CONTRACTS

     The Company has employment agreements with each of its two executive officers, Joyce Freedman and Maurizio Vecchione, that expire at December 31, 2002. The employment agreements provide for annual salaries of $150,000 and a monthly automobile allowance of $400 for each such officer. Beginning in fiscal 1996, each such officer is entitled to receive an annual bonus, not to exceed $150,000 per year, equal to 5% of the Company's annual net income before taxes. In addition, if the closing sales price of the Company's Common Stock is greater than $10 per share for a period of 20 consecutive trading days during any fiscal year, the Company will grant to each of Ms. Freedman and Mr. Vecchione options, exercisable for five years, to purchase 50 shares of Common Stock for each $1,000 of net income before taxes that the Company earns with respect to such calendar year (up to a maximum of options to purchase 60,000 shares of Common Stock each over the term of his or her respective employment agreement) at an exercise price equal to the market value per share as of the date of grant.

                                  PROPOSAL TWO

           INCREASE IN SHARES AUTHORIZED UNDER 1995 STOCK OPTION PLAN

GENERAL

     In November 1995 the Board of Directors of the Company adopted, and in January 1996 the shareholders of the Company approved, the 1995 Stock Option Plan (the "1995 Plan") under which 300,000 shares of Common Stock are presently authorized for issuance pursuant to the exercise of either incentive stock options or nonstatutory stock options granted thereunder.

     As of March 31, 1997, no shares had been issued upon the exercise of options under the 1995 Plan, 229,000 shares were subject to outstanding options under the 1995 Plan, and 71,000 shares remained available for option grants under the 1995 Plan. In April 1997, the Board of Directors approved an amendment to the 1995 Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the 1995 Plan by 450,000 shares to 750,000 shares. At the Annual Meeting, the shareholders will be requested to consider and approve the amendment to the 1995 Plan increasing the number of shares of Common Stock the Company is authorized to issue under the 1995 Plan by 450,000 shares to 750,000 shares. The affirmative vote of a majority of the outstanding shares of the company's Common Stock represented and entitled to vote at the Annual Meeting will be required to approve such amendment.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL TWO REGARDING THE AMENDMENT OF THE 1995 PLAN.

SUMMARY OF 1995 PLAN

     A summary of the principal provisions of the 1995 Plan is set forth below and is qualified in its entirety by reference to the 1995 Plan.

PURPOSE

     The purposes of the 1995 Plan are to (i) attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivate such persons, by means of performance-related incentives, to achieve the Company's business goals, and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

ADMINISTRATION

     The 1995 Plan may be administered by the Board of Directors or, upon appointment by the Board, by a committee appointed by the Board of Directors, comprised of not less than two non-employee directors ("Committee"). The interpretation and construction of any provision of the 1995 Plan is within the sole discretion of the members of the Board of Directors or its Committee, whose determination is final and binding. Questions concerning the 1995 Plan and its administration may be addressed to the Company's President at the Company's principal executive offices.

ELIGIBILITY

     The 1995 Plan provides that options may be granted to any employees (including officers and directors who are also employees) of the Company and any of its parents or subsidiaries. The Board of Directors or its Committee selects the optionees and determines the type of option (i.e., incentive or nonstatutory) and number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including the employee's position and responsibilities and other relevant factors.

     Although the number of shares which may be subject to an option is not expressly limited, the maximum number of shares for which options may be granted to any optionee in any calendar year is 100,000.

TERMS OF OPTIONS

     Options granted under the 1995 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options. The terms of options are determined by the Board of Directors or its Committee. Each option is evidenced by a written stock option agreement between the Company and the person to whom such option is granted and is subject to the following additional terms and conditions:

          (a) Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1995 Plan will become exercisable at such times and in such cumulative installments as the Board of Directors or its Committee determines, subject to earlier termination of an option upon termination of the optionee's employment for any reason. An option is exercised by giving written notice of exercise to the Company, which notice specifies the number of shares of Common Stock as to which the option is being exercised, and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon the exercise of an option may, in the discretion of the Board of Directors or its Committee, consist of cash, check, a promissory note, an exchange of shares of Common Stock already owned, a combination thereof, or such other consideration as determined by the Board of Directors or its Committee and as permitted under any laws to which the Company is subject, provided, however, that the optionee shall be required to pay in cash an amount necessary to satisfy the Company's tax withholding obligations.

          (b) Exercise Price: The exercise price of an option is determined by the Board of Directors or its Committee and shall be the fair market value of the Common Stock on the grant date with respect to incentive stock options, and shall not be less than 85% of the fair market value of the Common Stock on the grant date with respect to nonstatutory stock options. In the case of both incentive stock options and nonstatutory stock options granted to a person who immediately before the grant of such option owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the exercise price shall be 110% of the fair market value of the Common Stock on the grant date. So long as the Company's Common Stock continues to be listed on the Nasdaq SmallCap Market, the fair market value of the Common Stock on the date of an option grant will be equal to the closing price of the Common Stock on the date of the option grant as reported in The Wall Street Journal. On April 9, 1997, the closing price of the Company's Common Stock on The Nasdaq SmallCap Market was $7.63 per share.

          (c) Termination of Employment: If the optionee's employment with the Company is terminated for any reason other than death, total and permanent disability or termination "for cause" (as defined in the 1995 Plan), the options granted to him or her may be exercised within 30 days (unless at the time of grant of such option, the Board of Directors specified a longer period, not to exceed 90 days) after such termination as to all or part of the shares as to which the optionee was entitled to exercise the options at the time of termination. If the optionee's employment with the Company is terminated for cause, his or her options shall terminate as of the date of such termination for cause.

          (d) Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, the options granted to him or her may be exercised at any time within 180 days (unless at the time of grant of such option, the Board of Directors specified a longer period, not to exceed one year) after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

          (e) Expiration of Options: Options may not have a term greater than ten years from the grant date for both incentive stock options and nonstatutory stock options; provided, however, that any incentive stock option granted to an employee who, at the time such option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company shall expire no more than five years from the grant date. No option may be exercised by any person after its expiration.

          (f) Nontransferability of Option: An option is nontransferable by the optionee, other than by will or the laws of descent or distribution or transfers between spouses incident to a divorce, and is exercisable only by the optionee or his or her legal guardian during the lifetime of the optionee or, in the event of death of the optionee, by the estate of the optionee or by a person who acquires the rights to exercise the option by bequest or inheritance.

          (g) Other provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Board of Directors or its Committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event that a change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the stock for which options are exercisable under the 1995 Plan, appropriate adjustment will be made by the Board of Directors in the exercise price of and the number of shares covered by outstanding options, and in the number of shares available for issuance under the 1995 Plan. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation as a result of which the Company is not the surviving and controlling corporation or as a result of which the outstanding shares are exchanged for or converted into cash or property or securities not of the Company, the Board shall (i) make provision for assumption of all outstanding options by the successor corporation, or (ii) declare that any option shall terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit each optionee to exercise his or her options as to all or any part of the shares covered by such option including shares as to which the options would not otherwise be exercisable.

AMENDMENT AND TERMINATION OF THE 1995 PLAN

     The Board of Directors or its Committee may amend or terminate the 1995 Plan from time to time in such respects as it may deem advisable, provided that shareholder approval is required for any amendment which would (i) increase the number of shares subject to the 1995 Plan other than in connection with an adjustment upon changes in capitalization; (ii) materially change the designation of the class of persons eligible to be granted options; (iii) remove the administration of the Plan from the Board, except to a Committee; (iv) materially increase the benefits accruing to participants under the 1995 Plan; or (v) extend the term of the 1995 Plan.

     In any event, the 1995 Plan will terminate on the tenth anniversary of its approval by the shareholders of the Company (i.e., January 24, 2006), provided that any options then outstanding will remain outstanding until they expire by their terms.

TAX INFORMATION

     The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to stock options. A taxpayer's particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1995 Plan or the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

INCENTIVE STOCK OPTIONS

     If an option granted under the 1995 Plan is treated as an "incentive stock option" as defined in Section 422 of the Code, then the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

     If an optionee exercises an incentive stock option and does not dispose of the shares received within two years of the date of the grant of such option and within one year after the exercise of the option, whichever period ends later, any gain realized upon disposition will be treated as long-term capital gain, and any loss will be long-term capital loss. In either such case, the Company will not be entitled to a federal income tax deduction.

     If the optionee disposes of the shares either within two years after the date of the option is granted or within one year after the exercise of the option, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise less the purchase price or (2) the amount realized on the disposition less the purchase price will be taxed as ordinary income in the taxable year in which the disposition occurs. Any such ordinary income will increase the optionee's tax basis for purposes of determining gain or loss on the sale or exchange of such shares. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be, and any loss realized upon the disposition will be treated as a capital loss. An optionee will generally be considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, a transfer in insolvency proceedings, incident to a divorce, or upon death). If the amount realized is less than the purchase price, generally the optionee will not recognize income.

     The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the option price is an adjustment in determining an optionee's alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If such a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from such disposition is included in alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize alternative minimum taxable income in the year of exercise and ordinary income in the year of such disqualifying disposition in an amount determined under the rules described above. An optionee's alternative minimum tax liability is affected by the availability of a special credit, a basis adjustment and other complex rules. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

     In general, there will be no federal tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares.

NONSTATUTORY STOCK OPTIONS

     Nonstatutory stock options granted under the 1995 Plan do not qualify as "incentive stock options" as defined in Section 422 of the Code and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the compensation paid to the optionee. If such earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

     Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee's tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be. The optionee's tax basis for determination of such gain or loss upon any subsequent disposition of shares acquired upon the exercise of a nonstatutory stock option will ordinarily be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.

     In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided the Company has satisfied its withholding obligations under the Code.

     THE FOREGOING DISCUSSION IS ONLY A SUMMARY OF THE MORE SIGNIFICANT EFFECTS OF THE FEDERAL INCOME TAX LAWS UPON THE OPTIONS AND SHARES ISSUABLE UNDER THE 1995 PLAN AND DOES NOT PURPORT TO BE COMPLETE. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE AND THE INCOME TAX REGULATIONS PROMULGATED THEREUNDER. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH A PARTICIPANT MAY RESIDE. EACH PARTICIPANT IN THE 1995 PLAN SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR CONCERNING THE FEDERAL (AND ANY STATE OR LOCAL) INCOME TAX CONSEQUENCES OF HIS OR HER PARTICIPATION IN THE 1995 PLAN.

                                 PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Singer Lewak Greenbaum & Goldstein LLP, independent auditors, to audit the Company's consolidated financial statements for the year ending December 31, 1997, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of Singer Lewak Greenbaum & Goldstein LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desire to do so and is expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS NAMED ABOVE.

                                 OTHER MATTERS

     The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          By Order of the Board of Directors

                                          JOYCE FREEDMAN
                                          President

Los Angeles, California
April 29, 1997

PROXY                                                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                 MODACAD, INC.

                      1997 ANNUAL MEETING OF SHAREHOLDERS

   The undersigned shareholder of ModaCAD, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 29, 1997, and hereby appoints Joyce Freedman and Maurizio Vecchione, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held June 10, 1997, at 2:00 p.m., Pacific Standard Time, at the principal offices of the Company located at 1954 Cotner Avenue, Los Angeles, California 90025, and at any adjournment(s) thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth on this Proxy.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

DO NOT FOLD, STAPLE OR MUTILATE.

         PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY. [X]

1. ELECTION OF DIRECTORS:

Nominees: Joyce Freedman, Lee Freedman, Maurizio Vecchione, Andrea Vecchione, F.
          Stephen Wyle and Peter Frank

          FOR ALL NOMINEES [ ]          WITHHELD FROM ALL NOMINEES [ ]

[ ] FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):


------------------------------------------------------
                     List Nominee(s)

                         (To be Signed on Reverse Side)

2. AMENDMENT OF 1995 STOCK OPTION PLAN:

To approve the amendment of the 1995 Stock Option Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the 1995 Stock Option Plan by 450,000 shares to 750,000 shares.
                                       FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

3. APPOINTMENT OF INDEPENDENT AUDITORS:

To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors of the Company for the fiscal year ending December 31, 1997, as described in the Proxy Statement.
                                       FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

OTHER BUSINESS: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

                                                       Dated____________ , 1997

                                                       Signature(s)

                                                       ________________________

                                                       ________________________

                                                       (This Proxy should be
                                                       marked, dated and signed
                                                       by the shareholder(s)
                                                       exactly as his or her
                                                       name appears hereon and
                                                       returned promptly in the
                                                       enclosed envelope.
                                                       Persons signing in a
                                                       fiduciary capacity should
                                                       so indicate. If shares
                                                       are held by joint tenants
                                                       or as community property,
                                                       both should sign.)

                                   APPENDIX A

                                  MODACAD, INC.
                             1995 STOCK OPTION PLAN

         1. PURPOSES OF THE PLAN. The purposes of this 1995 Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees of the Company and its Subsidiaries, to promote the success of the Company's business and to enable the Employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company.

                  Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written stock option agreement.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "AFFILIATE" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

                  (b) "BOARD" shall mean the Board of Directors of the Company.

                  (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

                  (d) "COMMON STOCK" shall mean the Common Stock of the Company.

                  (e) "COMPANY" shall mean ModaCAD, Inc., a California corporation.

                  (f) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed.

                  (g) "CONTINUOUS EMPLOYMENT" or "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of employment or service as an Employee by or to the Company or any Parent or Subsidiary of the Company which now exists or is hereafter organized or acquired by or acquires the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries or its successors.

                  (h) "DISABILITY" shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months. In determining the Disability of an Optionee, the Board may require the Optionee to furnish proof of the existence of Disability and may select a physician to examine the Optionee. The final determination as to the Disability of the Optionee shall be made by the Board.

                  (i) "DISINTERESTED PERSON" shall mean an administrator of the Plan who, during the one year prior to service as an administrator of the Plan, has not been granted or awarded and, during such service, is not granted or awarded stock, stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons. The term "Disinterested Person" shall be interpreted in a manner consistent with the meaning of such term under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

                  (j) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company, its Parent, any of its Subsidiaries or its successors. A person shall not be deemed to be employed by the Company merely because such person is a member of the Board of Directors of the Company or a consultant to the Company.

                  (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (l) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (m) "NONSTATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

                  (n) "OPTION" shall mean a stock option granted pursuant to the Plan evidencing the grant of a right to an Employee pursuant to the Plan to purchase a specified number of Shares at a specified exercise price.

                  (o) "OPTION AGREEMENT" shall mean a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

                  (p) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

                  (q) "OPTIONEE" shall mean an Employee who is granted an Option.

                  (r) "PARENT" shall mean a "parent corporation," whether now or hereafter existing as defined in Sections 424(e) and (g) of the Code.

                  (s) "PLAN" shall mean this 1995 Stock Option Plan.

                  (t) "SHARE" or "SHARES" shall mean shares of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (u) "STOCK PURCHASE AGREEMENT" shall mean an agreement substantially in the form attached hereto as Exhibit B, or such other form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which is to be executed as a condition of purchasing Optioned Stock upon exercise of an Option.

                  (v) "SUBSIDIARY" shall mean a subsidiary corporation whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

                  (w) "TERMINATION FOR CAUSE" shall mean termination of employment as a result of (i) any act or acts by the Optionee constituting a felony under any federal, state or local law; (ii) the Optionee's willful and continued failure to perform the duties assigned to him or her as an Employee
(iii) any material breach by the Optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company; (iv) dishonesty, gross negligence or malfeasance by the Optionee in the performance of his or her duties as an Employee or any conduct by the Optionee which involves a material conflict of interest with any business of the Company or Affiliate; or (v) the Optionee's taking or knowingly omitting to take any other action or actions in the performance of Optionee's duties as an Employee without informing appropriate members of management to whom such Optionee reports, which action or actions, in the determination of the Board, have caused or substantially contributed to the material deterioration in the business or financial condition of the Company or any Affiliate, taken as a whole.

         3.       STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold pursuant to the exercise of Options under the Plan is 1,155,281 Shares. The Shares may be authorized, but unissued or reacquired Shares.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full or if the Company repurchases Shares from the Optionee pursuant to the terms of a Stock Purchase Agreement, the unpurchased or repurchased Shares, respectively, which were subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for other Options under the Plan.

         4.       ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE. The Plan shall be administered by the Board. Members of the Board who are eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to him or her.

                      The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act and unless the Board determines otherwise, from the effective date of such registration until six months after the termination of such registration, all grants of Options to persons subject to the provisions of
Section 16(b) of the Exchange Act during any and all periods of time when all members of the Board do not qualify as Disinterested Persons shall be made by, or only in accordance with the recommendations of, a Committee of two or more persons having full authority to act in the matter and all of whom are Disinterested Persons.

                  (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options and Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the fair market value per Share; (iii) to determine the terms and conditions of vesting of Options, the exercise price of the Options and the consideration to be paid for shares upon the exercise of Options (which exercise price and consideration shall be determined in accordance with Section 7 of the Plan);
(iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option Agreement and each Stock Purchase Agreement (each of which need not be identical with the terms of other Options and Stock Purchase Agreements) and, with the consent of the holder thereof, to modify or amend each Option and Stock Purchase Agreement; (vii) to determine whether a stock repurchase agreement or other agreement will be required to be executed by any Employee as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (viii) to interpret the Plan, the Option Agreements, the Stock Purchase Agreements or any agreement entered into with respect to the grant or exercise of Options; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof: and (x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

                  (c) EFFECT OF THE BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of Options.

         5. ELIGIBILITY. Options may be granted only to Employees (including employees of the Company who are also directors of the Company). An Employee who has been granted an Option may, if such Employee is otherwise eligible, be granted additional Options.

         6. TERM OF PLAN. Effectiveness of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan prior to such shareholder approval subject to subsequent approval of the Plan by such shareholders. Shareholder approval shall be obtained by the affirmative votes of the holders of a majority of voting shares of the Company's capital stock present and entitled to vote at a meeting of shareholders duly held in accordance with the laws of the State of California or by such other means authorized under law. The Plan shall continue in effect for a term of ten years unless sooner terminated in accordance with the terms and provisions of the Plan.

         7.       OPTION PRICE AND CONSIDERATION.

                  (a) EXERCISE PRICE. The exercise price per Share for the Shares to be issued pursuant to the exercise of a Nonstatutory Stock Option shall be not less than 85% of the "fair market value" per Share, as described below. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Incentive Option shall be the fair market value per Share. However, with respect to both Incentive Stock Options and Nonstatutory Stock Options, the exercise price shall be 110% of the fair market value per Share on the date of grant in the case of any Optionee who, at the time the Option is granted, owns stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries.

                  (b) FAIR MARKET VALUE. The fair market value per Share on the date of grant shall be determined by the Board in its sole discretion, exercised in good faith; provided, however that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("Nasdaq") System), or, in the event the Common Stock is listed on a stock exchange or on The Nasdaq Stock Market, the fair market value per Share shall be the closing price on the exchange or on The Nasdaq Stock Market as of the date of grant of the Option, as reported in The Wall Street Journal.

                  (c) PAYMENT OF CONSIDERATION. The consideration to be paid for the Shares to be Issued upon exercise of an Option, including the method of payment, shall be determined by the Board in its discretion on the date of grant and may consist of cash, check, promissory notes or other forms of legally permitted consideration if authorized by the Board in connection with the grant of an Option.

         8.       OPTIONS.

                  (a) TERMS AND PROVISIONS OF OPTIONS. As provided in Section 4 of this Plan and subject to any limitations specified herein, the Board shall have the authority to determine the terms and provisions of any Option granted under the Plan or any agreement required to be executed in connection with the grant or exercise of an Option. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement. Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof.

                  (b) NUMBER OF SHARES. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 385,094 Shares. If an Option held by an Employee is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

                  (c) TERM OF OPTION. The term of each Option may be up to ten years from the date of grant thereof, as determined by the Board upon the grant of the Option and specified in the Option Agreement, except that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, shall not exceed five years from the date of grant thereof.

                  (d) EXERCISE OF OPTION.

                      (i) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option shall vest and become exercisable at such times, in such installments and under such conditions as may be determined by the Board, specified in the Option Agreement and as shall be permissible under the terms of the Plan, including performance criteria with respect to the Company and/or the Optionee as may be determined by the Board.

                           An Option may be exercised in accordance with the
provisions of this Plan as to all or any portion of the Shares then exercisable under an Option, from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by an executed Stock Purchase Agreement (including the attachments thereto) substantially in the form of Exhibit B hereto and as may be modified by the Board from time to time, and any other agreements required by the terms of the Plan and/or the Option Agreement. Full payment may consist of such consideration and method of payment allowable under Section 7 of the Plan. Until the Option is properly exercised in accordance with the terms of this Section 8(d), no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as Provided in Section 10 of the Plan.

                           As soon as practicable after any proper exercise of
an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares. No Option may be exercised unless the Plan has been duly approved by the shareholders of the Company in accordance with applicable law. Notwithstanding anything to the contrary herein, the terms of a Stock Purchase Agreement required to be executed and delivered in connection with the exercise of an Option may require the certificate or certificates representing the Shares purchased upon the exercise of an Option to be delivered and deposited with the Company as security for the Optionee's faithful performance of the terms and conditions of his or her Stock Purchase Agreement.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                      (ii) TERMINATION OF STATUS AS AN EMPLOYEE. If an Optionee ceases to serve as an Employee for any reason other than death, Disability or Termination for Cause, and thereby terminates his or her Continuous Status As An Employee, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, such Optionee shall have the right to exercise the Option at any time within 30 days subsequent to the last day of such Optionee's Continuous Status As An Employee (unless at the time of grant of such Option the Board specified a longer period, not to exceed 90 days), provided, however, that no Option shall be exercisable after the expiration of the term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise the Option at the date of the terminating event, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate. In the event that an Optionee's Continuous Status As An Employee terminates due to death or Disability, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, the Option may be exercised any time within 180 days subsequent to the death or Disability of the Optionee (unless at the time of grant of such Option the Board specified a longer period, not to exceed one year), provided, however, that no Option shall be exercisable after the expiration of the Option term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise such Option at the date of his or her termination due to death or Disability or if such Option is not exercised (to the extent it could be exercised) within the time specified herein, the Option shall terminate. If an Optionee's Continuous Employment with the Company terminates due to his or her Termination for Cause, his or her Option shall terminate as of the date of such Termination for Cause to the extent not exercised as of such date.

                  (e) LIMIT ON VALUE OF OPTIONED STOCK. To the extent that the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company, its Parent or its Subsidiaries, if any, exceeds $100,000, the Options in excess of such limit shall be treated as Nonstatutory Stock Options.

                  (f) EXPIRATION OF OPTION. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in this Section 8, an Option may not be exercised, under any circumstances, after the expiration of its term.

         9. NONTRANSFERABILITY OF OPTIONS. Options granted under this Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or as a transfer between spouses incident to a divorce, and any such attempt may result, at the discretion of the Board, in the termination of such Options. During the lifetime of the Optionee, his or her Option may be exercised only by such Optionee or his or her legal guardian.

         10.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or repurchase of Shares from an Optionee upon termination of employment or service, as well as the exercise price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, combination, recapitalization or reclassification of the Common stock, or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (other than stock bonuses to Employees or directors); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

                  (b) In the event of a proposed dissolution or liquidation of the Company or the sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding Shares are exchanged for or converted into cash or property or securities not of the Company, the Board shall (i) make provision for the assumption of all outstanding Options by the successor corporation or a Parent or a Subsidiary thereof, or (ii) declare that outstanding Options shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the Optionee (unless such 30-day period is waived by the Optionee) and shall give each Optionee the right to exercise his or her Option as to all or any part of the shares underlying such Option, including shares as to which such Options would not otherwise be exercisable, provided such exercise does not violate Section 8(d)(ii) of the Plan.

                  (c) No fractional shares of Common Stock shall be issuable on account of any action described in this Section, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

         11. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option, provided, however, that if the Board determines that such grant shall be as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         12.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of the Code, except that, without approval of the holders of a majority of the shares of the Company's capital stock represented or present and entitled to vote at a valid meeting of the Company s shareholders at which action is taken on an amendment or revision, no such amendment or revision shall:

                      (i) Increase the number of Shares subject to the Plan, other than in connection with an adjustment under
                           Section 10 of the Plan;

                      (ii) Materially change the designation of the class of
                           Employees eligible to be granted Options;

                      (iii) Remove the administration of the Plan from the Board except to a Committee;

                      (iv) Materially increase the benefits accruing to
                           participants under the Plan; or

                      (v)  Extend the term of the Plan.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Except as otherwise provided in Section 10, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

         13.      CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and warranty to, the Company as may in the judgment of counsel to the Company be required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or to distribute such Shares if, in the opinion of counsel for the Company, such a representation is appropriate under any of the aforementioned relevant provisions of law.

         14. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available, such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and to sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such Shares as to which such requisite authority shall not have been obtained.

         15. STOCK OPTION AND STOCK PURCHASE AGREEMENTS. Options shall be evidenced by written Option Agreements in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement in such form or forms as the Board shall approve from time to time.

         16. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon shareholder approval as provided in Section 17 of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Section 12 of the Plan.

         17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares of the Company represented or present and entitled to vote thereon. All Options granted prior to shareholder approval of the Plan are subject to such approval, and if such approval is not obtained within 12 months before or after the date the Plan is adopted by the Board all such Options shall expire and shall be of no further force or effect.

         18.      TAXES, FEES, EXPENSES AND WITHHOLDING OF TAXES.

                  (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  (b) The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

         19. LIABILITY OF COMPANY. The Company, its Parent or any Subsidiary which is in existence or hereafter comes into existence shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Options intended to be Incentive Stock Options granted hereunder do not qualify as incentive stock options within the meaning of Section 422 of the Code.

         20. INFORMATION TO OPTIONEE. The Company shall provide without charge at least annually to each Optionee during the period his or her Option is outstanding a balance sheet and income statement of the Company. In the event that the Company provides annual reports or periodic reports to its shareholders during the period in which an Optionee's Option is outstanding, the Company shall provide to each Optionee a copy of each such report.

         21. INDEMNIFICATION. No member of the Committee or of the Board shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving actual bad faith, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee or Board member is liable for actual bad faith in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, a Committee or Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         22. NOTICES. Any notice to be given to the Company pursuant to the provisions of this Plan shall be given in writing, addressed to the Company in care of its Secretary at its principal office, and any notice to be given to an Employee to whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his Option Agreement or Stock Purchase Agreement or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

         23. NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment or service of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ or service of the Company, its Parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or to retire any Employee at any time with or without cause and with or without notice. No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

         24.      LEGENDS ON CERTIFICATES.

                  (a) FEDERAL LAW. Unless an appropriate registration statement is filed pursuant to the federal Securities Act of 1933, as amended, with respect to the Options and Shares issuable under this Plan, each document or certificate representing such Options or Shares shall be endorsed thereon with a legend substantially as follows:

                      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) ADDITIONAL LEGENDS. Each document or certificate representing the Options or Shares issuable under the Plan shall also contain legends as may be required under applicable blue sky laws or by any Stock Purchase Agreement or other agreement the execution of which is a condition to the exercise of an Option under this Plan.

         25. AVAILABILITY OF PLAN. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

         26. INVALID PROVISIONS. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

         27. SEVERABILITY. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

         28. APPLICABLE LAW. To the extent that federal laws do not otherwise control, this Plan shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

                                  [END OF PLAN]

                            CERTIFICATE OF SECRETARY

         The undersigned Secretary of ModaCAD, Inc. (the "Company") hereby certifies that the Board of Directors of the Company by resolution adopted by unanimous written consent of the Board effective as of November __, 1995, and the shareholders of the Company by resolution adopted by written consent of the shareholders effective as of November __, 1995, approved and adopted the foregoing 1995 Stock Option Plan.

IN WITNESS WHEREOF, the undersigned has executed this document effective as of the _______ day of November, 1995.


                                                    ----------------------------

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                                                              Secretary